Exhibit 10.3

CONFIDENTIAL

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

JOINT DEVELOPMENT AGREEMENT

THIS JOINT DEVELOPMENT AGREEMENT (this “Agreement”) is entered into as of August 8th, 2024 (the “Effective Date”), by and between Everspin Inc., a Delaware corporation with a principal place of business at 5670 W. Chandler Blvd., Suite 130, Chandler, AZ 85226 (“Everspin”) and Frontgrade Colorado Springs LLC, a limited liability company with a principal place of business at 4350 Centennial Blvd., Colorado Springs, CO 80907-3701 (“Frontgrade”).

WHEREAS, Everspin is a leader in developing magnetoresistvie random-access memory (MRAM) technology; and

WHEREAS, Frontgrade provides advanced engineering and manufacturing solutions for the aerospace, defense and medical industries.

WHEREAS, Everspin and Frontgrade wish to work together in a multi-phase effort to develop a hybrid Spin-Transfer Torque (STT) MRAM flow between Everspin and Skywater Technologies (the “Project”).

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1.DEFINITIONS.  The following capitalized terms shall have the meanings ascribed to them below.

1.1“Background Technology” means any Intellectual Property belonging to a party that (a) such party chooses to make available to the other party for use in the Work; and (b) either (i) was created, acquired, or otherwise obtained prior to the Effective Date, or (ii) is developed entirely outside the scope of the Work without reference (directly or indirectly) to the Confidential Information of the other party.

1.2“Deliverables” means the items to be provided by the parties under a Statement of Work, including items specifically designated as deliverables therein.

1.3“Improvement” means, with respect to a given item of Intellectual Property, any improvement, modification, change, derivative work, or extension of or to such Intellectual Property.

1.4“Intellectual Property” means any and all inventions (whether or not patentable), discoveries, materials, tools, software (both source and object code), works of authorship, know-how, technical information, trade secrets, work product, methods, processes, designs, schematics, and other forms of technology.

1.5“Intellectual Property Rights” means all past, present, and future rights of the following types, which may exist or be created under the laws of any jurisdiction in the world: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, and mask work rights; (b) trade secret rights; (c) patent and industrial property rights; (d) trademark and trade name rights and similar rights; (e) other proprietary rights in Intellectual Property of every kind and nature; and (f) rights

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in or relating to registrations, renewals, extensions, combinations, divisions, and reissues of, and applications for, any of the rights referred to in clauses (a) through (e) of this sentence.

1.6“Project Technology” means all Intellectual Property that is developed, created, invented, generated, derived, conceived, or otherwise reduced to practice by either party (whether jointly or solely) during the course of and as a result of the Work.

1.7“Statement of Work” means any written statement of work that is mutually agreed upon by the parties in accordance with Section 2.1 (Statements of Work), which outlines the parties’ respective rights and obligations in connection with the Work.

1.8“Work” means the development activities conducted by the parties under this Agreement pursuant to a Statement of Work.

2.DEVELOPMENT ARRANGEMENT

2.1Statements of Work.  From time to time during the term of this Agreement, the parties may mutually agree upon and execute a statement of work that details the cooperative activities to be undertaken in connection with development Work.  Everspin and Frontgrade shall each use commercially reasonable efforts to complete their respective responsibilities in accordance with the timelines and milestones set forth in each Statement of Work and shall provide resources necessary to complete their respective Work.  Everspin and Frontgrade shall promptly inform each other about any delays in their Work or impediments to the achievement of any milestones under the Statement of Work.  Any changes to an executed Statement of Work must be mutually agreed upon by both parties.  For purposes of this Agreement, a Statement of Work shall be deemed successfully completed if the milestones, Deliverables, timelines and specifications are achieved and completed as set forth in the Statement of Work.

2.2Contributions of the Parties.  The Statement of Work shall define the contributions of each of the parties.

2.3Program Coordinators.  The parties agree that the successful completion of each Statement of Work will require the cooperation and regular exchange of information between Everspin and Frontgrade.  To facilitate such communication, Everspin and Frontgrade shall each designate a “Program Coordinator”, who shall be the principal point of contact for the performance of the Statement of Work.  Program Coordinators shall have authority to manage the day-to-day activities to be performed under the Statement of Work and shall be responsible for directing and supervising such activities.  Each party shall have the right to replace its Program Coordinator in its sole discretion upon written notice to the other party.

2.4No Subcontracting.  Neither party may subcontract any of its obligations related to the Work without the prior written consent of the other party.

3.PAYMENTS

3.1Fees.  The Parties agrees to pay one another the fee, if any, set forth in, and in accordance with the terms of the Statement of Work (the “Fee”).  Except as otherwise expressly provided herein or in a Statement of Work, each Party is responsible for all of its own costs in performing its obligations hereunder.

3.2Payment Terms.  Everspin will invoice Frontgrade in accordance with the scheduled payment terms set forth in a Statement of Work, for amounts due hereunder, and Frontgrade shall pay all

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amounts invoiced within thirty (30) days of the invoice date.  All payments must be made in U.S. dollars.  All fees due hereunder are exclusive of, and Frontgrade shall pay, all sales, use and other taxes, export and import fees, customs duties and similar charges applicable to the transactions contemplated by this Agreement, except for taxes based upon Everspin’s net income.

4.INTELLECTUAL PROPERTY RIGHTS

4.1Ownership of Background Technology and Improvements.  Each party shall retain ownership of (a) its Background Technology, and all Intellectual Property Rights therein; and (b) any and all Improvements to its Background Technology, regardless of whether such party or the other party developed such Improvements solely or jointly.  For the avoidance of doubt, Attachment A sets forth a list of each party’s Background Technology as of the Effective Date, which list may be amended upon prior written notice and agreement.  Except for any listed Intellectual Property listed on Attachment A, for which Frontgrade retains all ownership and right to, to the extent that the other party has or acquires any ownership interest in the other party’s Improvements or any Intellectual Property Rights therein, the other party hereby assigns to such party all of its right, title and interest in and to the Improvements and all Intellectual Property Rights therein.

4.2Ownership of Project Technology.  The Project Technology, and all Intellectual Property Rights therein, shall be owned solely by Frontgrade.  To the extent that Everspin has or acquires any ownership interest in the Project Technology or any Intellectual Property Rights therein, Everspin hereby assigns to Frontgrade all of its right, title, and interest in and to the Project Technology and all Intellectual Property Rights therein.

4.3Licenses

4.3.1From Frontgrade.  The “Frontgrade Technology” means, collectively, the Background Technology of Frontgrade, Improvements thereto, and the Project Technology.Frontgrade hereby grants to Everspin a nonexclusive, nontransferable, royalty-free and fully-paid license (without the right to sublicense), during the term of this Agreement, under its Intellectual Property Rights in the Frontgrade Technology, to use the Frontgrade Technology for the purpose of performing Everspin’s obligations under a Statement of Work in furtherance of the Work.

4.3.2

From Everspin.  The “Everspin Technology” means, collectively, the Background Technology of Everspin and Improvements thereto.  Everspin hereby grants to Frontgrade a nonexclusive, nontransferable, royalty-free and fully-paid license, during the term of this Agreement, under its Intellectual Property Rights in the Everspin Technology, to use the Everspin Technology for the purpose of performing Frontgrade’s obligations under a Statement of Work in furtherance of the Work, and solely as embedded in a Deliverable for the Project, and not as a standalone product or service.

4.4No Reverse-Engineering.  Neither party shall, directly or indirectly, reverse-engineer, decompile, or disassemble the other party’s Background Technology or otherwise attempt to derive other trade secrets from the other party except as necessary to perform its obligations under a Statement of Work in furtherance of the Work.

4.5No Commercialization.  [***]

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4.6No Implied Licenses.  There are no implied licenses granted under this Agreement, and all rights not expressly granted herein are reserved to their owners.

5.CONFIDENTIALITY

5.1Definition of Confidential Information.  For purposes of this Agreement, “Confidential Information” means all non-public or proprietary information disclosed by one party (the “Disclosing Party”) to the other party (the “Receiving Party”) in the course of activity pursuant to this Agreement, including such information disclosed in contemplation of this Agreement prior to the Effective Date, whether disclosed in oral, written, graphic, machine recognizable model or sample form, or any derivation thereof, except as otherwise provided in Section 5.2 (Exceptions).  Confidential Information may include data, know-how, algorithms, computer programs, data bases, processes, improvements, designs, devices, systems, test results, sketches, photographs, plans, drawings, product concepts, specifications, reports, laboratory notebooks, business and financial plans, strategies, budgets, vendor, customer and distributor names, pricing information, production or manufacturing information, product sales information or forecasts, inventions and ideas.

5.2Protection of Confidential Information.  The Receiving Party will not use any Confidential Information of the Disclosing Party for any purpose other than to perform its obligations and exercise its rights under this Agreement and will disclose such Confidential Information only to the employees and agents of the Receiving Party (a) who have a need to know such Confidential Information for purposes of this Agreement and (b) who are under a duty of confidentiality no less restrictive than the Receiving Party’s duty hereunder.  The Receiving Party will protect the Confidential Information from unauthorized use, access, or disclosure in the same manner as the Receiving Party protects its own confidential or proprietary information of a similar nature and with no less than commercially reasonable care.  The Receiving Party shall inform each such employee and consultant of its confidentiality obligations under this Agreement and will be liable for any breach of confidentiality by any such employee or consultant.  The obligations provided in this section will survive the termination or expiration of this Agreement.

5.3Exceptions.  The Receiving Party’s obligations under Section 5.2 (Protection of Confidential Information) with respect to any Confidential Information will terminate if such information: (a) was already known to the Receiving Party at the time of disclosure by the Disclosing Party, without any duty of confidentiality to the Disclosing Party; (b) is disclosed to the Receiving Party by a third party who had the right to make such disclosure without any confidentiality restrictions; (c) is, or through no fault of the Receiving Party has become, generally available to the public; or (d) is independently developed by the Receiving Party without access to, or use of, the Confidential Information.  In addition, the Receiving Party will be allowed to use or disclose the Confidential Information to the extent that such use or disclosure is (i) approved in writing by the Disclosing Party, (ii) necessary for the Receiving Party to enforce its rights under this Agreement; (iii) required by law or by the order of a court or similar judicial or administrative body, provided that the Receiving Party notifies the Disclosing Party of such required disclosure promptly and in writing and cooperates with the Disclosing Party, at the Disclosing Party’s reasonable request and expense, in any lawful action to contest or limit the scope of such required disclosure; or (iv) necessary to exercise any licenses granted to the Receiving Party under this Agreement.  For purposes hereof, the sale or unrestricted disclosure of an article or product made through a confidential manufacturing process shall not be deemed to constitute a public disclosure of the process.

5.4Return of Confidential Information.  The Receiving Party will return to the Disclosing Party or destroy all Confidential Information of the Disclosing Party in the Receiving Party’s possession or control and permanently erase all electronic copies of such Confidential Information promptly upon

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the written request of the Disclosing Party or the expiration or termination of this Agreement, whichever comes first, unless the Receiving Party has a continuing right to use such Confidential Information.

6.TERM AND TERMINATION

6.1Term.  Unless earlier terminated in accordance with this Agreement, the term of this Agreement shall begin on the Effective Date and continue for a period of five (5) years the “Initial Term”).  The term of this Agreement shall be automatically extended for successive renewal terms of one (1) year each (each, a “Renewal Term”), unless either party gives written notice of its intent not to renew this Agreement no later than sixty (60) days prior to the expiration of the Initial Term or current Renewal Term.

6.2Termination for Breach.  Each party shall have the right to terminate this Agreement upon written notice if the other party materially breaches this Agreement and fails to cure such breach within thirty (30) days after receiving written notice of breach from the non-breaching party.

6.3Effect of Termination.  Upon any expiration or termination of this Agreement, all licenses granted by each party to the other party for Background Technology and Improvements shall terminate.  Notwithstanding anything to the contrary in this Agreement, Sections 1, 4.2, 4.4, 4.5, 5, 6.3, 7.2, 8, 9, and any payment obligations incurred prior to expiration or termination of this Agreement shall survive such expiration or termination.

7.REPRESENTATIONS AND WARRANTIES

7.1Development Warranties.  Each party represents and warrants to the other party that it will perform the Work in a professional, workmanlike, and timely manner; provided, however, that the other party’s sole and exclusive remedy, and such party’s entire liability, for any breach of the warranty shall be for such party to re-perform its obligations in a conforming manner.

7.2Warranty Disclaimer.  THE EXPRESS WARRANTIES SET FORTH IN THIS SECTION 7 ARE IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, REGARDING THIS AGREEMENT (INCLUDING WITH RESPECT TO THE BACKGROUND TECHNOLOGY, THE WORK AND THE PROJECT TECHNOLOGY), INCLUDING ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT OF THIRD-PARTY RIGHTS.  EACH PARTY ACKNOWLEDGES THAT IT HAS RELIED ON NO WARRANTIES OTHER THAN THE EXPRESS WARRANTIES IN THIS AGREEMENT.  EACH OF THE PARTIES ACKNOWLEDGES THAT THE WORK REPRESENT SOME LEVEL OF TECHNICAL RISK AND THAT NEITHER PARTY REPRESENTS OR WARRANTS TO THE OTHER THAT SUCH ACTIVITIES WILL BE SUCCESSFUL OR RESULT IN FURTHER PHASES OF THE PROJECT.

8.LIMITATION OF LIABILITY.  EXCEPT FOR BREACHES OF SECTION 5 (CONFIDENTIALITY), OR FOR INFRINGEMENT OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY LOST PROFITS OR CONSEQUENTIAL, INDIRECT, PUNITIVE, EXEMPLARY, SPECIAL, OR INCIDENTAL DAMAGES ARISING FROM OR RELATING TO THIS AGREEMENT, WHETHER IN CONTRACT OR TORT OR OTHERWISE, EVEN IF SUCH PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

EXCEPT FOR BREACHES OF SECTION 5 (CONFIDENTIALITY), OR FOR INFRINGEMENT OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS, IN NO EVENT WILL EITHER

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PARTY’S CUMULATIVE LIABILITY ARISING FROM OR RELATED TO THIS AGREEMENT EXCEED THE TOTAL CONTRACT AMOUNT PURSUANT TO THE STATEMENT OF WORK UNDER WHICH THE CLAIM AROSE.  THE EXISTENCE OF MULTIPLE CLAIMS SHALL NOT ENLARGE THIS LIMIT.  THE PARTIES ACKNOWLEDGE THAT THE TERMS OF THIS SECTION REFLECT THE ALLOCATION OF RISK SET FORTH IN THIS AGREEMENT AND THAT THE PARTIES WOULD NOT HAVE ENTERED INTO THIS AGREEMENT WITHOUT THESE LIMITATIONS OF LIABILITY.

9.GENERAL

9.1Relationship of Parties.  Each party is an independent contractor with respect to the other party and is not an employee or legal representative of the other party for any purpose.  Neither party shall have the authority to enter into any contracts in the name of or on behalf of the other party.

9.2Assignment.  Neither party may assign, delegate, or otherwise transfer this Agreement, or any rights or obligations under this Agreement, to any third party without the other party’s written consent, except that each party may transfer or assign this Agreement in connection with a sale of all or substantially all of its business (whether by merger, sale of stock, sale of assets, or otherwise).  Any other attempted unauthorized assignment under this Agreement without the written consent of the other party shall be null and void.  In the case of any permitted assignment or transfer of or under this Agreement, this Agreement or the relevant provisions shall inure to the benefit of and be binding upon the parties’ respective executors, heirs, representatives, administrators and assigns.

9.3Staff.  The Parties will only provide staff working in connection with this Project who are United States Persons.

9.4Dispute Resolution

9.4.1

Escalation.  In the event of a dispute, controversy, or claim between the parties arising under, out of, or relating to the interpretation, application, or performance of this Agreement, including its existence, validity, or termination (a “Dispute”), the parties’ Program Coordinators shall first attempt to resolve the Dispute.  Failing that, the parties shall escalate the matter to more senior business executives and attempt in good faith to resolve the Dispute promptly by negotiation.  The party initiating negotiation shall send to the other party a written invitation to negotiate, including a general description of the nature of the Dispute which led to the invitation.  If the Dispute is not resolved by good faith negotiations of the senior business executives within thirty (30) days of notification of the Dispute by one party to the other, the parties shall resolve the dispute by binding arbitration in accordance with Error!  Reference source not found.  (Arbitration) below.

9.4.2

Governing Law.  This Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware , without giving effect to any conflicts of laws rules that would require the application of the law of a different jurisdiction.  The United Nations Convention on Contracts for the International Sale of Goods does not apply to this Agreement.

9.5	Compliance with Laws. Each party shall comply with all governmental laws, rules, and regulations with respect to its performance under this Agreement.

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9.6

Notices.  All notices, communications, requests, demands, consents and the like required or permitted under this Agreement will be in writing and will be deemed given and received (a) when delivered personally, (b) when sent by confirmed telecopy, (c) seven (7) days after having been duly mailed by first class, registered or certified mail, postage prepaid, or (d) one (1) business day after deposit with a commercial overnight carrier.  All notices will be addressed to the attention of the receiving party at the addresses specified below, or to such other address as the receiving party may have furnished to the other by a proper notice.

If to Everspin:	If to Frontgrade:
Everspin Technologies 5670 W. Chandler Blvd. Suite 130 Chandler, AZ 85226 Attn: Legal Phone: [***]	Frontgrade Technologies, LLC 4350 Centennial Blvd. Colorado Springs, CO 80907 Attn: Legal Phone: [***]

9.7

Force Majeure.  Neither party will be liable for any loss or damage as a result of any failure to perform or any delay due to any cause beyond such party’s reasonable control, including acts of God, fire, theft, accident, earthquake, flood, war, sabotage, slowdown, strikes or other labor difficulties, riot, embargo, government act, regulation, rule, ordinance, or request, or inability to obtain necessary labor, materials, manufacturing facilities, or transportation.

9.8

Severability.  In the event any provision of this Agreement is held to be invalid or unenforceable, the valid or enforceable portion thereof and the remaining provisions of this Agreement will remain in full force and effect.

9.9

Waivers; Amendment.  No waiver of any terms or conditions of this Agreement will be valid or binding on a party unless such party makes the waiver in writing.  The failure of one party to enforce any of the provisions of this Agreement, or the failure to require at any time the performance of the other party of any of the provisions of this Agreement, will in no way be construed to be a present or future waiver of such provisions, nor in any way affect the ability of a party to enforce each and every provision thereafter.  This Agreement may not be altered, amended, modified, or otherwise changed in any way except by a written instrument signed by the authorized representatives of each party.

9.10

Rights and Remedies Cumulative.  Except to the extent expressly set forth to the contrary herein, the rights and remedies provided in this Agreement shall be cumulative and not exclusive of any other rights and remedies provided by law or otherwise.

9.11

Construction.  The headings of sections of this Agreement are included solely for convenience of reference and are not to be used to interpret, construe, define, or describe the scope of any aspect of this Agreement.  As used in this Agreement, the word “including” means “including but not limited to.” Each party represents that it has had the opportunity to participate in the preparation of this Agreement, and any rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in connection with the construction or interpretation of this Agreement.  For purposes of this Agreement, the word “will” shall be equivalent in meaning to the word “shall,” both of which describe an act or forbearance which is mandatory under this Agreement.  The word “may” describes an act or forbearance which is optional under this Agreement.  Unless

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otherwise expressly stated to the contrary herein, all remedies are cumulative, and the exercise of any express remedy by either party does not by itself waive such party’s right to exercise its other rights and remedies available at law or in equity.

9.12

Entire Agreement.  This Agreement and any attachments hereto constitute the entire, final, complete and exclusive agreement between the parties and supersede all previous and contemporaneous agreements or representations, written or oral, with respect to the subject matter of this Agreement.

9.13	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties has caused its duly-authorized representative to execute this Agreement as of the Effective Date.

EVERSPIN, INC.	FRONTGRADE COLORADO LLC

/s/ David Schrenk	/s/ Rana Schultz
Signature	Signature

David Schrenk	Rana Schultz, MBA
Printed Name	Printed Name

VP, Sales & Business Development	Strategic Sourcing and Sub-Contract IT Category Manager
Title	Title

8/12/2024	8/12/2024
Date	Date

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Development of Magnetoresistive Random Access Memory (MRAM) for Domestic Production:

Joint Development Agreement Between

Everspin Technologies, Inc. (“Everspin” or “ES”)

and

Frontgrade Technologies (“Frontgrade” or “FG”)

Statement of Work (SOW)

Revision 1.0

Submitted to:

Mr David Schrenk

E-mail: David.schrenk@everspin.com

5670 W. Chandler Blvd. | Suite 130

Chandler, AZ 85226

Submitted by:

Frontgrade Colorado Springs LLC

4350 Centennial Blvd

Colorado Springs, CO 80907-3701

SOW Effective Date: 08/19/2024

Technical Point of Contact	Administrative Point of Contact
[***]	[***]
[***]	[***]
[***]	[***]

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1.0Introduction

This Statement of Work (SOW) defines the scope of tasks, responsibilities, and deliverables for Phase 2 in the development of a hybrid Spin-Transfer Torque (STT) MRAM flow between Skywater Technologies (SW) and Everspin Technologies (ES).  The Phase 2 development is a memory cell and array characterization vehicle which is part of a multi-phase technology development effort which will ultimately enable production of embedded STT MRAM macros produced using the abovementioned hybrid flow.

1.1Program Overview, Purpose

This SOW and affiliated purchase order cover Phase 2 of the proposed development plan outlined in Table 1.  The follow-on work in phases 3-4 below remains unfunded at this time and parties agree to define specific requirements in subsequent phases.

Table 1. Phased Development Overview

Phase	Deliverable	Status
1	Design and Tapeout Fab integration and MTJ test structure	Complete
1	Fabricate Test Chip	Complete
1	Perform Electrical testing	Complete
2	PDK Document	This Contract
2	PDK Development	This Contract
2	Mux IP Training and Mini-workshops	This Contract
2	Mux/Bit cell development and Tape-out	This Contract
3	Orion Macro IP Transfer/Training	Future Proposal
3	Macro development	Future Proposal
3	MRAM Mux Processing (post Tape-out)	Future Proposal
3	Bit cell characterization and review	Future Proposal
4	Macro cell development completion	Future Proposal
4	Macro cell tape-out	Future Proposal
4	MRAM Macro Processing (post Tape-out)	Future Proposal
4	Macro characterization and review	Future Proposal
Prod	FG 1st ASIC/product tape-out	Future Proposal

1.2Project Scope

The scope of this contract is to execute Phase 2 of the STT MRAM technology development plan which includes PDK development, bit cell array characterization, IC development, and frontend fabrication.

2.0Everspin Requirements

The contract requirements will be met by completing the following specific tasks.

2.1Reference IP Transfer and Training

[***]

2.2Everspin Engineering Support

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[***]

2.3SW RH90 MRAM Design Rules Document (a.k.a PDK Document)

[***]

3.0Frontgrade Responsibilities to Everspin

[***]

4.0Milestones and Timeline

4.1 Milestone Payment Plan, End Deliverables, Acceptance Criteria

Table 3. “Milestone Payment and Acceptance”

Milestone	Deliverable	Acceptance Criteria	Payment Amount	Notional Date
Milestone 1 – Design License	[***]	[***]	[***]	[***]
Milestone 2 – PDK Document	[***]	[***]	[***]	[***]
Milestone 3 – MUX Training & Mini Workshops	[***]	[***]	[***]	[***]
Milestone 4 – Tape-out	[***]	[***]	[***]	[***]
		Total:	$1,250,000

4.2 Holistic Program Timeline Targets

The Parties recognize that all these dates are estimates and completing the work of this SOW within the specified timeframe, scope or within the limits of financial support allocated is not guaranteed but will use reasonable efforts to meet these targets.

Table 4. “Holistic Program Schedule Milestones”

Phase	Timeline	Deliverable	Responsible Party	Frontgrade $	Everspin $
2	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]
Prod	[***]	[***]	[***]	[***]	[***]
Prod	[***]	[***]	[***]	[***]	[***]
Prod	[***]	[***]	[***]	[***]	[***]
Prod	[***]	[***]	[***]	[***]	[***]
Prod	[***]	[***]	[***]	[***]	[***]
				[***]	$9,250,000

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CHANGE MANAGEMENT:

Everspin acknowledges that Frontgrade’s requirements for the Services may change during the Term and both parties shall not unreasonably withhold or delay its consent to any reasonable variation or addition to the project and milestones, as may be requested by Frontgrade or Everspin from time to time; provided such request accounts for appropriate additional time and fees.

Any change to the Services or other variation to this Statement of Work shall only be binding once it has been agreed to in writing: (a) All changes are subject to a formal change control process and a Change Notice shall be filled out and signed by an authorized representative of both parties, and for the avoidance of doubt the only authorized representative for Frontgrade is Strategic Sourcing representative. A Change Notice Template is attached as Attachment 2.

If a request is made for onsite work at any point, Frongrade will request a Change Order noting the travel and expenses to be incurred as estimates for budgetary purposes and to track these requested changes. Any changes to the Not-to-Exceed value of this Statement of Work will be subject to a Change Request approved and signed off by Frontgrade.

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ATTACHMENT A

FRONTGRADE INTELLECTUAL PROPERTY

[***]

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EVERSPIN INTELLECTUAL PROPERTY

[***]

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ATTACHMENT B

APPENDIX 1 - FEDERAL ACQUISITION REGULATION (FAR) AND DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT (DFARS) FLOW DOWN PROVISIONS FOR SUBCONTRACTS/PURCHASE ORDERS FOR COMMERCIAL PRODUCTS AND/OR SERVICES UNDER A UNITED STATES DEPARTMENT OF DEFENSE PRIME CONTRACT

SEE ATTACHED .PDF

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ATTACHMENT C

CHANGE NOTICE TEMPLATE

Project Change Request Form
Project Name	(Enter Project Title	Change Title Change	Enter Change Request title)
Initiated By	(Enter changer requester)	Priority (L M H)	(Enter Low Medium High)
Date	(Enter change registration date)	Change Number	(Enter Change request ID)
Change Request Details
Description
(Enter Description of Change Request)
Justification
(Enter justification for change request)
Impact
COST	(Enter cost impact)
SCHEDULE	(Enter schedule impact)
RESOURCES	(Enter resource additions or subtractions and reason)
OTHER	(Enter any other impact considerations)
Management Approval
Approval Date		Name	(Enter approver name)
Decision	◻ Accepted	Reason for decision
Comments	◻ Rejected (Enter additional comments)